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Exhibit 10.16

ENDORSEMENT TO 10% SENIOR SECURED CONVERTIBLE NOTE

Precision Optics Corporation, Inc.
New York, New York
September 15, 2010

The 10% Senior Secured Convertible Note dated June 25, 2008 and amended December 11, 2008, June 25, 2010 and July 26, 2010 (the "Note") of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), payable to the order of Special Situations Fund III, QP, L.P. (the "Holder") in an aggregate principal amount of $275,000 and to which this Endorsement is affixed is hereby amended in the following respects:

  1.
  The term "Stated Maturity Date" is hereby restated to be "October 15, 2010."

  2.
  Except as expressly amended by this Endorsement, the Note remains in full force and effect and the Company hereby reconfirms its obligations thereunder.

IN WITNESS WHEREOF, the Company has caused this Endorsement to be duly executed, and the Holder has caused this Endorsement to be duly accepted, by their respective duly authorized representatives as of the day and year first above written.

PRECISION OPTICS CORPORATION, INC.
		By	/s/ Richard E. Forkey Name: Richard E. Forkey Title: Chief Executive Officer
Accepted:
SPECIAL SITUATIONS FUND III QP, L.P.
By:	/s/ David Greenhouse Name: David Greenhouse Title: General Partner

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  Exhibit 10.16